Exhibit 10.2.

Lease Extension Trade Proposal, Freestone County, Texas Dated April 29, 2009 between the Company and Marathon Oil Company

Marathon

WW Exploration

Oil Company

P.O Box 3487

Houston, Texas 77253-3487

Telephone: 713-296-2433

Facsimile: 713-499-6726

April 29, 2009

Wentworth Energy, Inc.

800 N. Church Street, Suite C

Palestine, Texas 75801

Attention:

David Steward

Chief Executive Officer

RE:

Lease Extension Trade Proposal

Freestone County, Texas

Mr. Steward:

When executed by Wentworth Energy, Inc. (“Wentworth”) and Marathon Oil (East Texas) LP (“Marathon”) this letter will serve as agreement between Wentworth and Marathon and each agree to the following terms and conditions:

1.

Whereas on November 1, 2006 Wentworth executed two Oil and Gas Leases in favor of Marathon, both leases covering the land described in a Memorandum of Oil and Gas Lease which is filed at Volume 1413, Page 881 of the Deed Records of Freestone County, Texas. One such lease covered the described lands from the surface to the stratigraphic equivalent depth of the base of Rodessa Formation, as defined by the measured depth of eight thousand five hundred twenty one feet (8521’) in the Broughton Operating, Shiloh No. 1, API: 42-161-31473-0000 (the “Shallow Lease”), and the other lease covered the described lands as to all other depths (the “Deep Lease”). It is the desire of both Wentworth and Marathon to extend the primary term of the Deep Lease ONLY as to the lands described on Exhibit A, attached hereto, for an additional six (6) months, from November 1, 2009 until April 30, 2010.

At Wentworth’s discretion, Marathon will have an option to further extend the Deep Lease or any portion thereof for an additional six (6) months, from April 30, 2010 to October 31, 2010.

In consideration for Wentworth granting to Marathon the six (6) month lease extension, Marathon shall make an assignment of the Shallow Lease to Wentworth reserving to Marathon as an overriding royalty interest, twenty-five percent (25%) less existing lease burdens.

2.

 Wentworth agrees that for any well Marathon or its assigns drills on the lands described in Exhibit A, Marathon will earn wellbore leasehold rights, through an oil and gas lease or assignment, as necessary, from the surface to the base of the Rodessa formation, (except as to producing formations in a Wentworth Railroad Commission proration unit within which Marathon’s well is located) if such well drilled on Exhibit A lands is drilled to but not completed in depths covered by the Deep Lease.

3.

If Marathon elects to farmout all or a part of its working interest in the Deep Lease but Marathon is not successful in consummating a formal trade proposal covering all the working interest it is desiring to farmout, Marathon will consider offering to farmout the remaining working interest outstanding to Barrow Shaver Resources.

4.

Wentworth aggress to execute an Extension Agreement, a recordable Memorandum of Lease covering the Deep Lease extension and a recordable Memorandum acknowledging Marathon’s right to earn wellbore leasehold rights in depths covered by the Shallow Lease, with the Memoranda to be filed in the Deed Records of Freestone County, Texas

If the above provisions are in accordance with your understanding of our agreement, please execute and return one copy of this agreement at your earliest convenience.

Yours truly,

MARATHON OIL COMPANY

/s/ Jon D. Wilcox

Jon D. Wilcox

Attorney-in-Fact

AGREED TO AND ACCEPTED BY

WENTWORTH ENERGY, INC.

BY:  /s/ David Steward

David Steward, CEO

Date:  ________________________

Exhibits Attached.

EXHIBIT “A”

ATTACHED TO AND MADE A PART OF THAT CERTAIN LEASE EXTENSION TRADE PROPOSAL DATED APRIL 29, 2009, BETWEEN MARATHON OIL (EAST TEXAS) LP AND WENTWORTH ENERGY, INC.

4910.86 acres of land, more or less, and being described as follows:

6-32.

110.0 acre tract of land located in the J.Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate et al to Willis McDonald in the certain deed dated 11-01-1947 of record in Volume 198 at Page 201, Deed Records of Freestone County, Texas.

7-33.

191.67 acre tract of land located in the J.Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate et al to Dan Tippen in the certain deed dated 11-25-1946 of record in Volume 190 at Page 622, Deed Records of Freestone County, Texas.

8-34.

51.54 acre tract of land located in the M. Rionda Grant, A-25, in Freestone County, Texas conveyed by the P. D. C. Ball Estate et al to J. A. DeFrance in the certain deed dated 10-26-1942 of record in Volume 167 at Page 44, Deed Records of Freestone County, Texas.

10-36.

113.95 acres of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas being part of Tract 2 containing 1,165.65 acres conveyed by Mercantile Trust Company, et al to TEXLAN, Inc. in instrument dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas

11-37.

564.50 acre tract of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas being part of the lands conveyed by Mercantile Trust Company, et al to TEXLAN, INC. in that certain deed dated 1-9-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas. Said premises was subsequently conveyed to H. J. Harding in the certain deed dated 12-29-1953 of record in Volume 279 at Page 54, Deed Records of Freestone County, Texas.

23-49.

861.50 acre tract of land located in the M. Rionda Grant, A-25, in Freestone County, Texas, being described as Fifth Tract described in that certain deed from Mercantile Trust Company, et al to TEXLAN, INC. dated 1-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas

24-50.

25.0 acres of land situated in the J.Y Aguilera Grant, A-2, in Freestone County, Texas, being described in that certain deed from the P. D. C. Ball Estate et al to George L. Cooper dated 9-12-1936 of record in Volume 144 at Page 545, Deed Records of Freestone County, Texas.

25-51.

222.75 acre tract of land located in the J. Y Aguilera Grant, A-2, in Freestone County, Texas, being described in that certain deed from the P.D. C. Ball Estate et al to Roy

DeFrance date 9-5-1947 of record in Volume 194 at Page 560, Deed Records of Freestone County, Texas.

30-56.

151.39 acre tract of land located in the W. A. Black Survey and P. D. C. Ball Survey, both being junior surveys of the M. Rionda Grant, A-25, in Freestone County, Texas, being described as the sixth tract in an Oil, Gas and Mineral Lease executed by Frank E. Nulsen, et al to Eugene T. Etter dated 6-25-1957 of record in Volume 277 at Page 411, Deed Records of Freestone County, Texas which said 151.39 acre tract is described as Unit Tract No. 5 in a Declaration of Gas Unit executed by Watburn Oil Company dated 05-11-1961 of record in Volume 301 at Page 255, Deed Records of Freestone County, Texas. The unit tract applied to the oil and gas to the base of the Sub-Clarksville Formation.

31-57.

394.32 acre tract of land located in the W. A. Black, a junior survey of the M. Rionda Grant, A-25, in Freestone County, Texas, being described as part of a 405.7 acre tract of land described in a Pooling Declaration date 12-23-1963 of record in Volume 339 at Page 362, Deed Records of Freestone County, Texas, executed on behalf of WATBURN OIL COMPANY ET AL – P. D. C. BALL ESTATE GAS UNIT NO. 1-A, LESS AND EXCEPT, a 10.75 acre tract of land described in a deed from P. D. C. BALL to Humble Pipe Line Company dated 5-19-1931 of record in Volume 116 at Page 503, Deed Records of Freestone County, Texas. The unit tract applied to the oil and gas to the base of the Sub-Clarksville formation.

39-65.

585.00 acre tract of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation date 03-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to H. B. PYLE which premises is included in the H. B. PYLE P. D. C. BALL ESTATE UNIT.

40-66.

478.71 acre tract of land located in the J. Y Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation date 3-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to H. B. PYLE which premises is included in the H. B. PYLE – BALL GAS UNIT #2, dated 9-29-1965 of record in Volume 358 at Page 377, Deed Records of Freestone County, Texas. No Unit Designation has been filed by WISENBAKER PRODUCTION COMPANY but the P. D. C. BALL ESTATE WELL NO. 1 drilled to the Woodbine Formation is producing. Wisenbaker Petroleum Corporation – current operator

41-67. 520.53 acres of land located in the J. Y Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume ill at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to JACK L. PHILLIPS, et al, which premises is included in the BALL ESTATE #2 UNIT.

45-72.

640.0 acres of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, all of which is located in the BRECK OPERATING CORPORATION RED LAKE GAS UNIT #1.